Progenics Pharmaceuticals, Inc. 777 Old Saw Mill River Road Tarrytown, New York 10591 Fax: (914) 789-2817 (914) 789-2800 www.progenics.com

Exhibit 10.28

August 26, 2004

UR Labs, Inc.
c/o Eric Drell, Secretary
2015 Emily Court
Carson City, Nevada 89703
Attention: Eliot Drell, M.D., President

Re:	Amendment to Exclusive Sub-License Agreement (“Agreement”) between Progenics Pharmaceuticals, Inc. (“Licensee”) and UR Labs, Inc. (“Licensor”) dated September 21, 2001

Dear Dr. Drell:

Pursuant to Section 16.3 of the Agreement, the Parties hereby agree to amend the Agreement by replacing Section 4.2(c) as follows:

 “(c) file an NDA for approval of the first Licensed Product in the US on or before June 30, 2006, and”

All other terms and conditions of the above referenced Agreement not specifically amended or modified hereby will remain in full force and effect.

If you agree to the modification of the terms as set forth herein, please signify your assent by countersigning and returning one (1) copy of this Letter Amendment and returning it to my attention.

Very truly yours,

Progenics Pharmaceuticals, Inc.

By: /s/ Ronald J. Prentki
       Ronald J. Prentki
       President

I hereby agree to the terms and conditions
contained in this Letter Amendment.

UR Labs, Inc.

         /s/ Eliot Drell
By: Eliot Drell, President
Date: September 16, 2004